AMENDMENT TO THE

AMERICAN FUNDS INSURANCE SERIES

INVESTMENT ADVISORY AND SERVICE AGREEMENT

This Amendment to the American Funds Insurance Series Investment Advisory and Service Agreement, dated September 17, 2012 (the “Agreement”), is entered into effective January 1, 2016 by and between American Funds Insurance Series (“AFIS”) and Capital Research and Management Company (“CRMC”), the Investment Adviser to AFIS. Each of AFIS and CRMC is referred to herein as a “Party” and together as the “Parties.” All capitalized terms used herein and not otherwise defined shall have the meaning ascribed such term in the Agreement.

RECITALS

WHEREAS, AFIS and CRMC agree that the relationship between the parties continues to be mutually beneficial and the parties wish to amend the fee structure contemplated in the original Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and of the mutual expectations of benefit occurring from the activities herein contemplated, the Parties hereto agree as follows:

1.	Section 4 is deleted in its entirety and replaced with the following:

“4. (a) The Investment Adviser acknowledges that it receives compensation in its role as an investment adviser for the underlying funds in which the Funds are invested and accordingly, the Investment Adviser agrees that its provision of the services under this Agreement shall not be subject to additional compensation except for amounts paid for the management and/or oversight of the managed risk strategy of any Fund as described below.

(b) The Funds shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered for the management and/or oversight of a Fund’s managed risk strategy during the preceding month, fees calculated on such Fund’s net assets at the annual rates set forth on Schedule A hereto.

(c) Such fees shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Funds shall be determined in the manner set forth in the declaration of trust and registration statement of the Series.”

2. The fee schedule in Schedule A to the Agreement is hereby deleted and replaced with the following:

Fund	Management Fees
Managed Risk Growth Fund	0.15%
Managed Risk International Fund	0.15%
Managed Risk Blue Chip Income and Growth Fund	0.15%
Managed Risk Growth-Income Fund	0.15%
Managed Risk Asset Allocation Fund	0.15%

3. Except as expressly amended hereby, all of the terms and conditions of the Agreement will remain unchanged and will continue to be in full force and effect.

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IN WlTNESS WHEREOF, the Parties hereto have executed this Amendment to the Investment Advisory and Service Agreement as of the day and year first written above.

AMERICAN FUNDS INSURANCE SERIES

By: /s/ Steven I. Koszalka

Name: Steven I. Koszalka

Title: Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY

By: /s/ Michael J. Downer

Name: Michael J. Downer

Title: Senior Vice President and Secretary

AMENDMENT TO THE

AMERICAN FUNDS INSURANCE SERIES – PORTFOLIO SERIES

INVESTMENT ADVISORY AND SERVICE AGREEMENT

This Amendment to the American Funds Insurance Series – Portfolio Series Investment Advisory and Service Agreement, dated May 1, 2015 (the “Agreement”), is entered into effective January 1, 2016 by and between American Funds Insurance Series (“AFIS”) and Capital Research and Management Company (“CRMC”), the Investment Adviser to AFIS. Each of AFIS and CRMC is referred to herein as a “Party” and together as the “Parties.” All capitalized terms used herein and not otherwise defined shall have the meaning ascribed such term in the Agreement.

RECITALS

WHEREAS, AFIS and CRMC agree that the relationship between the parties continues to be mutually beneficial and the parties wish to amend the fee structure contemplated in the original Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and of the mutual expectations of benefit occurring from the activities herein contemplated, the Parties hereto agree as follows:

1.	Section 4 is deleted in its entirety and replaced with the following:

“4. (a) The Investment Adviser acknowledges that it receives compensation in its role as an investment adviser for the underlying funds in which the Funds are invested and accordingly, the Investment Adviser agrees that its provision of the services under this Agreement shall not be subject to additional compensation except for amounts paid for the management and/or oversight of the managed risk strategy of any Fund as described below.”

(b) The Funds shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered for the management and/or oversight of a Fund’s managed risk strategy during the preceding month, fees calculated on such Fund’s net assets at the annual rates set forth on Schedule A hereto.

(c) Such fees shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Funds shall be determined in the manner set forth in the declaration of trust and registration statement of the Series.”

2. The fee schedule in Schedule A to the Agreement is hereby deleted and replaced with the following:

Fund	Management Fees
Portfolio Series – American Funds Global Growth Portfolio	N/A
Portfolio Series – American Funds Growth and Income Portfolio	N/A
Portfolio Series – American Funds Managed Risk Growth Portfolio	0.15%
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio	0.15%
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio	0.15%

3. Except as expressly amended hereby, all of the terms and conditions of the Agreement will remain unchanged and will continue to be in full force and effect.

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IN WlTNESS WHEREOF, the Parties hereto have executed this Amendment to the Investment Advisory and Service Agreement as of the day and year first written above.

AMERICAN FUNDS INSURANCE SERIES – PORTFOLIO SERIES

By: /s/ Steven I. Koszalka

Name: Steven I. Koszalka

Title: Secretary

CAPITAL RESEARCH AND MANAGEMENT COMPANY

By: /s/ Michael J. Downer

Name: Michael J. Downer

Title: Senior Vice President and Secretary

AMERICAN FUNDS INSURANCE SERIES

Amended and restated

INVESTMENT ADVISORY AND SERVICE AGREEMENT

THIS amended and restated investment advisory and service AGREEMENT, dated and effective as of the 1st day of February, 2016, is made and entered into by and between AMERICAN FUNDS INSURANCE SERIES, a Massachusetts business trust (the “Series”), on behalf of its Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Corporate Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund, (hereinafter called the “Funds”) and CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation (the “Investment Adviser”).

W I T N E S S E T H

The Series is an open-end diversified investment company of the management type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Series and to other investment companies.

NOW, THEREFORE, in consideration of the premises and the mutual undertaking of the parties, it is covenanted and agreed as follows:

1. The Series hereby employs the Investment Adviser to provide investment advisory and administrative services to the Funds. The Investment Adviser hereby accepts such employment and agrees to render the services to the extent herein set forth, for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Series.

2. (a) The Investment Adviser will provide general management services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds’ assets, giving due consideration to the policies of the Series as expressed in the Series’ declaration of trust, by-laws, registration statement under the 1940 Act and registration statement under the Securities Act of 1933, as amended (the “1933 Act”), as well as to the factors affecting the Funds’ status as a regulated investment company under the Internal Revenue Code of 1986, as amended.

(b) The Investment Adviser may delegate its investment management responsibilities under paragraph 2(a), or a portion thereof, to one or more entities that are direct or indirect subsidiaries of the Investment Adviser or at least majority owned subsidiaries of The Capital Group Companies, Inc. and registered as investment advisers under the Investment Adviser’s Act of 1940 (each a “Subsidiary”), pursuant to an agreement between the Investment Adviser and the Subsidiary (the “Subsidiary Agreement”). Any Subsidiary to which the Investment Adviser proposes to delegate its investment management responsibilities must be approved by the Series’ Board of Trustees, including a majority of the Trustees who are not parties to this Agreement nor interested persons of any such party (“Independent Trustees”).

(c) The Investment Adviser will, subject to the review and approval of the Board of Trustees of the Series: (i) set the Funds’ overall investment strategies; (ii) evaluate, select and recommend Subsidiaries to manage all or a part of the Funds’ assets; (iii) when appropriate, allocate and reallocate the Funds’ assets among multiple Subsidiaries; (iv) monitor and evaluate the performance of Subsidiaries; and (v) implement procedures reasonably designed to ensure that the Subsidiaries comply with the Funds’ investment objective, policies and restrictions. The Investment Adviser shall be solely responsible for paying the fees of any Subsidiary.

(d) Any Subsidiary Agreement may provide that the Subsidiary, subject to the control and supervision of the Series’ Board of Trustees and the Investment Adviser, shall have full investment discretion for the Funds and shall make all determinations with respect to (i) the investment of the Funds’ assets assigned to the Subsidiary; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the 1940 Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission (“SEC”), or similar relief. The Investment Adviser will periodically evaluate the continued advisability of retaining any Subsidiary and will make recommendations to the Series’ Board of Trustees, as needed.

(e) The Investment Adviser shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Funds, including the daily determination of net asset value per share. The Investment Adviser shall pay the compensation and travel expenses of all such persons, and they shall serve without any additional compensation from the Series. The Investment Adviser shall also, at its expense, provide the Series with necessary office space (which may be in the offices of the Investment Adviser); all necessary office equipment and utilities; and general purpose forms, supplies, and postage used at the offices of the Series.

(f) The Investment Adviser shall maintain all books and records with respect to the Funds’ investment management activities that are required to be maintained pursuant to the Investment Company Act of 1940 and the rules thereunder, as well as any other applicable legal requirements. The Investment Adviser acknowledges and agrees that all such records are the property of the Funds, and it shall maintain and preserve such records in accordance with applicable law and provide such records promptly to the Funds upon request.

(g) The Investment Adviser shall prepare and submit to the Funds all data on the performance of its duties as investment adviser for required filings with governmental agencies or for the preparation of reports to the Board of Trustees or the shareholders of the Funds.

(h) The Investment Adviser shall furnish from time to time such other appropriate information as may be reasonably requested by the Funds.

3. The Series shall pay all its expenses not assumed by the Investment Adviser as provided herein. Such expenses shall include, but shall not be limited to, expenses incurred in connection with the organization of the Series, its qualification to do business in the State of California, and its registration as an investment company under the 1940 Act; custodian, stock transfer and dividend disbursing fees and expenses; service and distribution expenses pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred for shareholder servicing, recordkeeping, transactional services, tax and informational returns and fund and shareholder communications; costs of designing and of printing and mailing to its shareholders reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the Funds (including registration and qualification expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Independent Trustees; association dues; and costs of any share certificates, stationery and forms prepared exclusively for the Series.

4. (a) The Series shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered by the Investment Adviser during the preceding month fees calculated at the annual rates of:

Global Growth Fund: 0.69% on the first $600 million of net assets, plus 0.59% on net assets from $600 million to $1.2 billion, plus 0.53% on net assets from $1.2 billion to $2.0 billion, plus 0.50% on net assets from $2.0 billion to $3.0 billion, plus 0.48% on net assets from $3.0 billion to $5.0 billion; plus 0.46% on net assets in excess of $5.0 billion;

Or if net assets of Global Growth Fund are less than $1 billion:

0.58% on the first $500 million of net assets, plus 0.48% on net assets from $500 million to $1.0 billion;

Global Small Capitalization Fund: 0.80% on the first $600 million of net assets, plus 0.74% on net assets from $600 million to $1.0 billion, plus 0.70% on net assets from $1.0 billion to $2.0 billion, plus 0.67% on net assets from $2.0 billion to $3.0 billion; plus 0.65% on net assets from $3.0 billion to $5.0 billion, plus 0.635% on net assets in excess of $5.0 billion;

Growth Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets from $600 million to $1.0 billion, plus 0.42% on net assets from $1.0 billion to $2.0 billion, plus 0.37% on net assets from $2.0 billion to $3.0 billion, plus 0.35% on net assets from $3.0 billion to $5.0 billion, plus 0.33% from $5.0 billion to $8.0 billion, plus 0.315% on net assets from $8.0 billion to $13.0 billion, plus 0.30% on net assets from $13.0 billion to $21.0 billion, plus 0.29% on net assets from $21.0 billion to $27.0 billion, plus 0.285% on net assets from $27.0 billion to $34.0 billion, plus 0.28% on net assets in excess of $34.0 billion;

International Fund: 0.69% on the first $500 million of net assets, plus 0.59% on net assets from $500 million to $1.0 billion, plus 0.53% on net assets from $1.0 billion to $1.5 billion, plus 0.50% on net assets from $1.5 billion to $2.5 billion, plus 0.48% on net assets from $2.5 billion to $4.0 billion, plus 0.47% on net assets from $4.0 billion to $6.5 billion, plus 0.46% on net assets from $6.5 billion to $10.5 billion, plus 0.45% on net assets from $10.5 billion to $17.0 billion, plus 0.44% on net assets from $17.0 billion to $21.0 billion, plus 0.43% on net assets in excess of $21.0 billion;

New World Fund: 0.85% on the first $500 million of net assets, plus 0.77% on net assets from $500 million to $1.0 billion, plus 0.71% on net assets from $1.0 billion to $1.5 billion; plus 0.66% on net assets from $1.5 billion to $2.5 billion, plus 0.62% on net assets in excess of $2.5 billion;

Blue Chip Income and Growth Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets from $600 million to $1.5 billion, plus 0.40% on net assets from $1.5 billion to $2.5 billion, plus 0.38% on net assets from $2.5 billion to $4.0 billion, plus 0.37% on net assets from $4.0 billion to $6.5 billion, plus 0.36% on net assets in excess of $6.5 billion;

Global Growth and Income Fund: 0.69% on the first $600 million of net assets, plus 0.59% on net assets from $600 million to $1.2 billion, plus 0.53% on net assets from $1.2 billion to $2.0 billion, plus 0.50% on net assets from $2.0 billion to $3.0 billion, plus 0.48% on net assets in excess of $3.0 billion;

Growth-Income Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets from $600 million to $1.5 billion, plus 0.40% on net assets from $1.5 billion to $2.5 billion, plus 0.32% on net assets from $2.5 billion to $4.0 billion, plus 0.285% on net assets from $4.0 billion to $6.5 billion, plus 0.256% on net assets from $6.5 billion to $10.5 billion, plus 0.242% on net assets from $10.5 billion to $13.0 billion, plus 0.235% on net assets from $13.0 billion to $17.0 billion, plus 0.23% on net assets from $17.0 billion to $21.0 billion, plus 0.225% on net assets from $21.0 billion to $27.0 billion; plus 0.222% on net assets from $27.0 billion to $34.0 billion, plus 0.219% on net assets in excess of $34.0 billion;

International Growth and Income Fund: 0.69% on the first $500 million of net assets, plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion, plus 0.53% on net assets in excess of $1.0 billion;

Capital Income Builder: 0.50% on all net assets;

Asset Allocation Fund: 0.50% on the first $600 million of net assets, plus 0.42% on net assets from $600 million to $1.2 billion, plus 0.36% on net assets from $1.2 billion to $2.0 billion, plus 0.32% on net assets from $2.0 billion to $3.0 billion, plus 0.28% on net assets from $3.0 billion to $5.0 billion, plus 0.26% on net assets from $5.0 billion to $8.0 billion, plus 0.25% on net assets from $8.0 billion to $13.0 billion, plus 0.244% on net assets from $13.0 billion to $21.0 billion, plus 0.24% on assets in excess of $21.0 billion;

Global Balanced Fund: 0.66% on the first $500 million of net assets, plus 0.57% on net assets from $500 million to $1.0 billion, plus 0.51% on net assets in excess of $1.0 billion;

Bond Fund: 0.48% on the first $600 million of net assets, plus 0.44% on net assets from $600 million to $1.0 billion, plus 0.40% on net assets from $1.0 billion to $2.0 billion, plus 0.38% on net assets from $2.0 billion to $3.0 billion, plus 0.36% on net assets from $3.0 billion to $5.0 billion, plus 0.34% on net assets from $5.0 billion to $8.0 billion, plus 0.33% on net assets in excess of $8.0 billion;

Corporate Bond Fund: 0.46% on all net assets;

Global Bond Fund: 0.57% on the first $1.0 billion of net assets, plus 0.50% on net assets from $1.0 billion to $3.0 billion, plus 0.45% on net assets in excess of $3.0 billion;

High-Income Bond Fund: 0.50% on the first $600 million of net assets, plus 0.46% on net assets from $600 million to $1.0 billion, plus 0.44% on net assets from $1.0 billion to $2.0 billion, plus 0.42% on net assets in excess of $2.0 billion;

Mortgage Fund: 0.42% on the first $600 million of net assets, plus 0.36% on net assets from $600 million to $1.0 billion, plus 0.32% on net assets from $1.0 billion to $2.0 billion, plus 0.30% on net assets from $2.0 billion to $3.0 billion, plus 0.29% on net assets in excess of $3.0 billion; and

U.S. Government/AAA-Rated Securities Fund: 0.42% on the first $600 million of net assets, plus 0.36% on net assets from $600 million to $1.0 billion, plus 0.32% on net assets from $1.0 billion to $2.0 billion, plus 0.30% on net assets from $2.0 billion to $3.0 billion, plus 0.29% on net assets in excess of $3.0 billion; and

Cash Management Fund: 0.32% on the first $1.0 billion of net assets, plus 0.29% on net assets from $1.0 billion to $2.0 billion, plus 0.27% on net assets in excess of $2.0 billion.

(b) Such fees shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Funds shall be determined in the manner set forth in the declaration of trust and registration statement of the Series. The advisory fee shall be payable for the period commencing on February 1, 2016 and ending on the date of termination hereof and shall be prorated for any fraction of a month at the beginning or the termination of such period.

5. This Agreement may be terminated at any time, without payment of any penalty, by the Trustees of the Series or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Series, on sixty (60) days’ written notice to the Investment Adviser, or by the Investment Adviser on like notice to the Series. Unless sooner terminated in accordance with this provision, this Agreement shall continue until January 31, 2017. It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Trustees of the Series, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Series. In either event, any such renewal must be approved by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

6. This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the 1940 Act) by the Investment Adviser shall automatically be terminated forthwith.

7. Nothing contained in this Agreement shall be construed to prohibit the Investment Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, nor to prohibit affiliates of the Investment Adviser from engaging in such businesses or in other related or unrelated businesses.

8. The Investment Adviser shall not be liable to the Series or its shareholders for any error of judgment, for any mistake of law, for any loss arising out of any investment or for any act, or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

9. The obligations of the Series under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Funds individually, but bind only the Series’ estate. The Investment Adviser agrees to look solely to the assets of the Funds for the satisfaction of any liability in respect of the Funds under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such satisfaction.

10. The Series acknowledges and agrees that the names, “American Funds” and “Capital” or any derivatives thereof or logo associated with those names are the valuable property of the Investment Adviser and its affiliates, and that the Series shall have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue in effect. Upon termination of this Agreement the Series shall forthwith cease to use such names (or derivatives or logos).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

AMERICAN FUNDS INSURANCE SERIES                                 CAPITAL RESEARCH AND

                                                                                              MANAGEMENT COMPANY

By /s/ Donald D. O’Neal                                                             By /s/ Timothy D. Armour

    Donald D. O’Neal                                                                        Timothy D. Armour

    Vice Chairman                                                                          Chairman and

                                                                                                      Principal Executive Officer

By /s/ Steven I. Koszalka                                                           By /s/ Michael J. Downer

  Steven I. Koszalka                                                                      Michael J. Downer,

    Secretary                                                                                   Senior Vice President and Secretary

AMERICAN FUNDS INSURANCE SERIES

AMENDED AND RESTATED

INVESTMENT ADVISORY AND SERVICE AGREEMENT

THIS AMENDED AND RESTATED investment advisory and service AGREEMENT, dated and effective as of the 1st day of February, 2016, is made and entered into by and between AMERICAN FUNDS INSURANCE SERIES, a Massachusetts business trust (the “Series”), on behalf of the funds listed on Schedule A hereto (each a “Fund” and collectively the “Funds”), and CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation (the “Investment Adviser”).

W I T N E S S E T H

The Series is an open-end diversified investment company of the management type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of a series of funds, including the Funds listed on Schedule A hereto, and may offer additional series of funds in the future. The Investment Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Series and to other investment companies.

NOW, THEREFORE, in consideration of the promises and the mutual undertakings of the parties, it is covenanted and agreed as follows:

1. The Series hereby employs the Investment Adviser to provide investment advisory and administrative services to the Funds. The Investment Adviser hereby accepts such employment and agrees to render the services to the extent herein set forth, for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Series or the Funds.

2. (a) The Investment Adviser will provide general management services to the Funds, including setting the Funds’ overall investment strategies and managing each Fund’s assets, which shall include making determinations with respect to (i) the investment of the Funds’ assets, (ii) the purchase and sale of portfolio securities and (iii) taking any steps that may be necessary to implement investment decisions, giving due consideration to the policies of the Series as expressed in the Series’ declaration of trust, by-laws, registration statement under the 1940 Act and registration statement under the Securities Act of 1933, as amended (the “1933 Act”), as well as to the factors affecting the Funds’ status as regulated investment companies under the Internal Revenue Code of 1986, as amended.

(b) The Investment Adviser may delegate its investment management responsibilities under paragraph 2(a), or a portion thereof, to one or more sub-advisers that are registered as investment advisers under the Investment Adviser’s Act of 1940 (each a “Sub-Adviser”), pursuant to a written agreement between the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). Any Sub-Adviser to which the Investment Adviser proposes to delegate its investment management responsibilities for a Fund must be approved by the Series’ Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (“Independent Trustees”), and, if required by applicable law, the shareholders of such Fund.

(c) The Investment Adviser will, subject to the review and approval of the Board of Trustees of the Series: (i) evaluate, select and recommend Sub-Advisers to manage all or a part of the Funds’ assets; (ii) when appropriate, allocate and reallocate the Funds’ assets among multiple Sub-Advisers; (iii) monitor and evaluate the performance of Sub-Advisers; and (iv) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Funds’ investment objectives, policies and restrictions. The Investment Adviser shall be solely responsible for paying the fees of any Sub-Adviser.

(d) Any Sub-Advisory Agreement may provide that the Sub-Adviser, subject to the control and supervision of the Series’ Board of Trustees and the Investment Adviser, shall have full investment discretion and shall make all determinations with respect to (i) the investment of the Funds’ assets allocated to the Sub-Adviser; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the 1940 Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission (“SEC”), or similar relief. The Investment Adviser will periodically evaluate the continued advisability of retaining any Sub-Adviser and will make recommendations to the Series’ Board of Trustees, as needed.

(e) The Investment Adviser shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Series and Funds. The Investment Adviser shall pay the compensation and travel expenses of all such persons, and they shall serve without any additional compensation from the Series or the Funds. The Investment Adviser shall also, at its expense, provide the Series and the Funds with necessary office space (which may be in the offices of the Investment Adviser); all necessary office equipment and utilities; and general purpose forms, supplies, and postage used at the offices of the Series and the Funds.

(f) The Investment Adviser shall furnish or arrange for the furnishing of fund accounting services to the Funds, including the daily determination of net asset value per share. Each Fund shall be responsible for the fees and expenses associated with the provision of such fund accounting services for such Fund, which are separate and distinct from the fees paid by each Fund pursuant to Section 4 of this Agreement. The Investment Adviser may delegate its fund accounting responsibilities to a third-party fund accounting service provider (“Third Party Accounting Provider”) to provide such services for any or all of the Funds. Any Third Party Accounting Provider to which the Investment Adviser proposes to delegate its fund accounting responsibilities for a Fund must be approved by the Series’ Board of Trustees, including a majority of Independent Trustees. The Investment Adviser will, subject to the review and approval of the Board of Trustees of the Series: (i) evaluate, select and recommend Third Party Accounting Providers to provide fund accounting services for a Fund; (ii) monitor and evaluate the performance of any Third Party Accounting Provider; and (iii) implement procedures reasonably designed to ensure that the Third Party Accounting Provider is providing all fund accounting services in compliance with the Series’ and Funds’ policies and procedures and applicable regulations.

(g) The Investment Adviser or the Sub-Adviser, as the case may be, shall maintain all books and records with respect to the Funds’ investment management activities that are required to be maintained pursuant to the 1940 Act and the rules thereunder, as well as any other applicable legal requirements. The Investment Adviser acknowledges and agrees that all such records are the property of the Funds, and it shall maintain and preserve such records in accordance with applicable law and provide such records promptly to the Funds upon request.

(h) The Investment Adviser shall prepare and submit to the Funds all data on the performance of its duties as investment adviser for required filings with governmental agencies or for the preparation of reports to the Board of Trustees or the shareholders of the Funds.

(i) The Investment Adviser shall furnish from time to time such other appropriate information as may be reasonably requested by the Series or the Funds.

3. The Series and each of the Funds shall pay all its expenses not assumed by the Investment Adviser as provided herein. Such expenses shall include, but shall not be limited to, expenses incurred in connection with the organization of the Series, its qualification to do business in the State of California, and its registration as an investment company under the 1940 Act; custodian, stock transfer and dividend disbursing fees and expenses; fund accounting expenses; service and distribution expenses pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred for shareholder servicing, recordkeeping, transactional services, tax and informational returns and fund and shareholder communications; costs of designing and of printing and mailing to its shareholders reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the Funds (including registration and qualification expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Independent Trustees; association dues; and costs of any share certificates, stationery and forms prepared exclusively for the Series or the Funds.

4. (a) The Investment Adviser acknowledges that it receives compensation in its role as an investment adviser for the underlying funds in which the Funds are invested and accordingly, the Investment Adviser agrees that its provision of the services under this Agreement shall not be subject to additional compensation except for amounts paid for the management and/or oversight of the managed risk strategy of any Fund as described below.

(b) The Funds shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered for the management and/or oversight of a Fund’s managed risk strategy during the preceding month, fees calculated on such Fund’s net assets at the annual rates set forth on Schedule A hereto.

(c) Such fees shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Funds shall be determined in the manner set forth in the declaration of trust and registration statement of the Series. The advisory fee shall be payable for the period commencing on February 1, 2016 and ending on the date of termination hereof and shall be prorated for any fraction of a month at the beginning or the termination of such period.

5. This Agreement may be terminated at any time, without payment of any penalty, by the Trustees of the Series or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Series, on sixty (60) days’ written notice to the Investment Adviser, or by the Investment Adviser on like notice to the Series. Unless sooner terminated in accordance with this provision, this Agreement shall continue until January 31, 2017. It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Trustees of the Series, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Series. In either event, any such renewal must be approved by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

6. This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the 1940 Act) by the Investment Adviser shall automatically be terminated forthwith.

7. Nothing contained in this Agreement shall be construed to prohibit the Investment Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, nor to prohibit affiliates of the Investment Adviser from engaging in such businesses or in other related or unrelated businesses.

8. The Investment Adviser shall not be liable to the Series, the Funds or the Funds’ shareholders for any error of judgment, for any mistake of law, for any loss arising out of any investment or for any act, or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

9. The obligations of the Series and the Funds under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Series and the Funds individually, but bind only the Series’ and each Fund’s estate. The Investment Adviser agrees to look solely to the assets of each Fund for the satisfaction of any liability in respect of such Fund under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such satisfaction.

10. The Series acknowledges and agrees that the names, “American Funds” and “Capital” or any derivatives thereof or logo associated with those names are the valuable property of the Investment Adviser and its affiliates, and that the Series shall have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue in effect. Upon termination of this Agreement the Series shall forthwith cease to use such names (or derivatives or logos).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

CAPITAL RESEARCH AND                                                  AMERICAN FUNDS INSURANCE SERIES

MANAGEMENT COMPANY

By /s/ Michael J. Downer                                                     By /s/ Steven I. Koszlka

Michael J. Downer                                                                   Steven I. Koszalka

Senior Vice President and Secretary                                         Secretary

Schedule A

to the

Amended and Restated Investment Advisory and Service Agreement

Fund	Management Fees
Managed Risk Growth Fund	0.15%
Managed Risk International Fund	0.15%
Managed Risk Blue Chip Income and Growth Fund	0.15%
Managed Risk Growth-Income Fund	0.15%
Managed Risk Asset Allocation Fund	0.15%

AMERICAN FUNDS INSURANCE SERIES

Amended and restated

INVESTMENT ADVISORY AND SERVICE AGREEMENT

THIS amended and restated investment advisory and service AGREEMENT, dated and effective as of the 1st day of May, 2016, is made and entered into by and between AMERICAN FUNDS INSURANCE SERIES, a Massachusetts business trust (the “Series”), on behalf of its Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Corporate Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund and U.S. Government/AAA-Rated Securities Fund, (hereinafter called the “Funds”) and CAPITAL RESEARCH AND MANAGEMENT COMPANY, a Delaware corporation (the “Investment Adviser”).

W I T N E S S E T H

The Series is an open-end diversified investment company of the management type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Series and to other investment companies.

NOW, THEREFORE, in consideration of the promises and the mutual undertakings of the parties, it is covenanted and agreed as follows:

1. The Series hereby employs the Investment Adviser to provide investment advisory and administrative services to the Funds. The Investment Adviser hereby accepts such employment and agrees to render the services to the extent herein set forth, for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Series.

2. (a) The Investment Adviser will provide general management services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds’ assets, giving due consideration to the policies of the Series as expressed in the Series’ declaration of trust, by-laws, registration statement under the 1940 Act and registration statement under the Securities Act of 1933, as amended (the “1933 Act”), as well as to the factors affecting the Funds’ status as a regulated investment company under the Internal Revenue Code of 1986, as amended.

(b) The Investment Adviser may delegate its investment management responsibilities under paragraph 2(a), or a portion thereof, to one or more entities that are direct or indirect subsidiaries of the Investment Adviser or at least majority owned subsidiaries of The Capital Group Companies, Inc. and registered as investment advisers under the Investment Adviser’s Act of 1940 (each a “Subsidiary”), pursuant to an agreement between the

Investment Adviser and the Subsidiary (the “Subsidiary Agreement”). Any Subsidiary to which the Investment Adviser proposes to delegate its investment management responsibilities must be approved by the Series’ Board of Trustees, including a majority of the Trustees who are not parties to this Agreement nor interested persons of any such party (“Independent Trustees”).

(c) The Investment Adviser will, subject to the review and approval of the Board of Trustees of the Series: (i) set the Funds’ overall investment strategies; (ii) evaluate, select and recommend Subsidiaries to manage all or a part of the Funds’ assets; (iii) when appropriate, allocate and reallocate the Funds’ assets among multiple Subsidiaries; (iv) monitor and evaluate the performance of Subsidiaries; and (v) implement procedures reasonably designed to ensure that the Subsidiaries comply with the Funds’ investment objective, policies and restrictions. The Investment Adviser shall be solely responsible for paying the fees of any Subsidiary.

(d) Any Subsidiary Agreement may provide that the Subsidiary, subject to the control and supervision of the Series’ Board of Trustees and the Investment Adviser, shall have full investment discretion for the Funds and shall make all determinations with respect to (i) the investment of the Funds’ assets assigned to the Subsidiary; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the 1940 Act, except to the extent permitted by any exemptive order of the U.S. Securities and Exchange Commission (“SEC”), or similar relief. The Investment Adviser will periodically evaluate the continued advisability of retaining any Subsidiary and will make recommendations to the Series’ Board of Trustees, as needed.

(e) The Investment Adviser shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Funds, including the daily determination of net asset value per share. The Investment Adviser shall pay the compensation and travel expenses of all such persons, and they shall serve without any additional compensation from the Series. The Investment Adviser shall also, at its expense, provide the Series with necessary office space (which may be in the offices of the Investment Adviser); all necessary office equipment and utilities; and general purpose forms, supplies, and postage used at the offices of the Series.

(f) The Investment Adviser shall maintain all books and records with respect to the Funds’ investment management activities that are required to be maintained pursuant to the Investment Company Act of 1940 and the rules thereunder, as well as any other applicable legal requirements. The Investment Adviser acknowledges and agrees that all such records are the property of the Funds, and it shall maintain and preserve such records in accordance with applicable law and provide such records promptly to the Funds upon request.

(g) The Investment Adviser shall prepare and submit to the Funds all data on the performance of its duties as investment adviser for required filings with governmental agencies or for the preparation of reports to the Board of Trustees or the shareholders of the Funds.

(h) The Investment Adviser shall furnish from time to time such other appropriate information as may be reasonably requested by the Funds.

3. The Series shall pay all its expenses not assumed by the Investment Adviser as provided herein. Such expenses shall include, but shall not be limited to, expenses incurred in connection with the organization of the Series, its qualification to do business in the State of California, and its registration as an investment company under the 1940 Act; custodian, stock transfer and dividend disbursing fees and expenses; service and distribution expenses pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; expenses incurred for shareholder servicing, recordkeeping, transactional services, tax and informational returns and fund and shareholder communications; costs of designing and of printing and mailing to its shareholders reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the Funds (including registration and qualification expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Independent Trustees; association dues; and costs of any share certificates, stationery and forms prepared exclusively for the Series.

4. (a) The Series shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered by the Investment Adviser during the preceding month fees calculated at the annual rates of:

Global Growth Fund: 0.69% on the first $600 million of net assets, plus 0.59% on net assets from $600 million to $1.2 billion, plus 0.53% on net assets from $1.2 billion to $2.0 billion, plus 0.50% on net assets from $2.0 billion to $3.0 billion, plus 0.48% on net assets from $3.0 billion to $5.0 billion; plus 0.46% on net assets in excess of $5.0 billion;

Or if net assets of Global Growth Fund are less than $1 billion:

0.58% on the first $500 million of net assets, plus 0.48% on net assets from $500 million to $1.0 billion;

Global Small Capitalization Fund: 0.80% on the first $600 million of net assets, plus 0.74% on net assets from $600 million to $1.0 billion, plus 0.70% on net assets from $1.0 billion to $2.0 billion, plus 0.67% on net assets from $2.0 billion to $3.0 billion; plus 0.65% on net assets from $3.0 billion to $5.0 billion, plus 0.635% on net assets in excess of $5.0 billion;

Growth Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets from $600 million to $1.0 billion, plus 0.42% on net assets from $1.0 billion to $2.0 billion, plus 0.37% on net assets from $2.0 billion to $3.0 billion, plus 0.35% on net assets from $3.0 billion to $5.0 billion, plus 0.33% from $5.0 billion to $8.0 billion, plus 0.315% on net assets from $8.0 billion to $13.0 billion, plus 0.30% on net assets from $13.0 billion to $21.0 billion, plus 0.29% on net assets from $21.0 billion to $27.0 billion, plus 0.285% on net assets from $27.0 billion to $34.0 billion, plus 0.28% on net assets in excess of $34.0 billion;

International Fund: 0.69% on the first $500 million of net assets, plus 0.59% on net assets from $500 million to $1.0 billion, plus 0.53% on net assets from $1.0 billion to $1.5 billion, plus 0.50% on net assets from $1.5 billion to $2.5 billion, plus 0.48% on net assets from $2.5 billion to $4.0 billion, plus 0.47% on net assets from $4.0 billion to $6.5 billion, plus 0.46% on net assets from $6.5 billion to $10.5 billion, plus 0.45% on net assets from $10.5 billion to $17.0 billion, plus 0.44% on net assets from $17.0 billion to $21.0 billion, plus 0.43% on net assets in excess of $21.0 billion;

New World Fund: 0.85% on the first $500 million of net assets, plus 0.77% on net assets from $500 million to $1.0 billion, plus 0.71% on net assets from $1.0 billion to $1.5 billion; plus 0.66% on net assets from $1.5 billion to $2.5 billion, plus 0.62% on net assets in excess of $2.5 billion;

Blue Chip Income and Growth Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets from $600 million to $1.5 billion, plus 0.40% on net assets from $1.5 billion to $2.5 billion, plus 0.38% on net assets from $2.5 billion to $4.0 billion, plus 0.37% on net assets from $4.0 billion to $6.5 billion, plus 0.36% on net assets in excess of $6.5 billion;

Global Growth and Income Fund: 0.69% on the first $600 million of net assets, plus 0.59% on net assets from $600 million to $1.2 billion, plus 0.53% on net assets from $1.2 billion to $2.0 billion, plus 0.50% on net assets from $2.0 billion to $3.0 billion, plus 0.48% on net assets in excess of $3.0 billion;

Growth-Income Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets from $600 million to $1.5 billion, plus 0.40% on net assets from $1.5 billion to $2.5 billion, plus 0.32% on net assets from $2.5 billion to $4.0 billion, plus 0.285% on net assets from $4.0 billion to $6.5 billion, plus 0.256% on net assets from $6.5 billion to $10.5 billion, plus 0.242% on net assets from $10.5 billion to $13.0 billion, plus 0.235% on net assets from $13.0 billion to $17.0 billion, plus 0.23% on net assets from $17.0 billion to $21.0 billion, plus 0.225% on net assets from $21.0 billion to $27.0 billion; plus 0.222% on net assets from $27.0 billion to $34.0 billion, plus 0.219% on net assets in excess of $34.0 billion;

International Growth and Income Fund: 0.69% on the first $500 million of net assets, plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion, plus 0.53% on net assets in excess of $1.0 billion;

Capital Income Builder: 0.50% on all net assets;

Asset Allocation Fund: 0.50% on the first $600 million of net assets, plus 0.42% on net assets from $600 million to $1.2 billion, plus 0.36% on net assets from $1.2 billion to $2.0 billion, plus 0.32% on net assets from $2.0 billion to $3.0 billion, plus 0.28% on net assets from $3.0 billion to $5.0 billion, plus 0.26% on net assets from $5.0 billion to $8.0 billion, plus 0.25% on net assets from $8.0 billion to $13.0 billion, plus 0.244% on net assets from $13.0 billion to $21.0 billion, plus 0.24% on assets in excess of $21.0 billion;

Global Balanced Fund: 0.66% on the first $500 million of net assets, plus 0.57% on net assets from $500 million to $1.0 billion, plus 0.51% on net assets in excess of $1.0 billion;

Bond Fund: 0.48% on the first $600 million of net assets, plus 0.44% on net assets from $600 million to $1.0 billion, plus 0.40% on net assets from $1.0 billion to $2.0 billion, plus 0.38% on net assets from $2.0 billion to $3.0 billion, plus 0.36% on net assets from $3.0 billion to $5.0 billion, plus 0.34% on net assets from $5.0 billion to $8.0 billion, plus 0.33% on net assets in excess of $8.0 billion;

Corporate Bond Fund: 0.46% on all net assets;

Global Bond Fund: 0.57% on the first $1.0 billion of net assets, plus 0.50% on net assets from $1.0 billion to $3.0 billion, plus 0.45% on net assets in excess of $3.0 billion;

High-Income Bond Fund: 0.50% on the first $600 million of net assets, plus 0.46% on net assets from $600 million to $1.0 billion, plus 0.44% on net assets from $1.0 billion to $2.0 billion, plus 0.42% on net assets in excess of $2.0 billion;

Mortgage Fund: 0.42% on the first $600 million of net assets, plus 0.36% on net assets from $600 million to $1.0 billion, plus 0.32% on net assets from $1.0 billion to $2.0 billion, plus 0.30% on net assets from $2.0 billion to $3.0 billion, plus 0.29% on net assets in excess of $3.0 billion;

Ultra-Short Bond Fund: 0.32% on the first $1.0 billion of net assets, plus 0.29% on net assets from $1.0 billion to $2.0 billion, plus 0.27% on net assets in excess of $2.0 billion; and

U.S. Government/AAA-Rated Securities Fund: 0.42% on the first $600 million of net assets, plus 0.36% on net assets from $600 million to $1.0 billion, plus 0.32% on net assets from $1.0 billion to $2.0 billion, plus 0.30% on net assets from $2.0 billion to $3.0 billion, plus 0.29% on net assets in excess of $3.0 billion.

(b) Such fees shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Funds shall be determined in the manner set forth in the declaration of trust and registration statement of the Series. The advisory fee shall be payable for the period commencing on May 1, 2016 and ending on the date of termination hereof and shall be prorated for any fraction of a month at the beginning or the termination of such period.

5. This Agreement may be terminated at any time, without payment of any penalty, by the Trustees of the Series or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Series, on sixty (60) days’ written notice to the Investment Adviser, or by the Investment Adviser on like notice to the Series. Unless sooner terminated in accordance with this provision, this Agreement shall continue until January 31, 2017. It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Trustees of the Series, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Series. In either event, any such renewal must be approved by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

6. This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the 1940 Act) by the Investment Adviser shall automatically be terminated forthwith.

7. Nothing contained in this Agreement shall be construed to prohibit the Investment Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, nor to prohibit affiliates of the Investment Adviser from engaging in such businesses or in other related or unrelated businesses.

8. The Investment Adviser shall not be liable to the Series or its shareholders for any error of judgment, for any mistake of law, for any loss arising out of any investment or for any act, or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

9. The obligations of the Series under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Funds individually, but bind only the Series’ estate. The Investment Adviser agrees to look solely to the assets of the Funds for the satisfaction of any liability in respect of the Funds under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such satisfaction.

10. The Series acknowledges and agrees that the names, “American Funds” and “Capital” or any derivatives thereof or logo associated with those names are the valuable property of the Investment Adviser and its affiliates, and that the Series shall have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue in effect. Upon termination of this Agreement the Series shall forthwith cease to use such names (or derivatives or logos).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

AMERICAN FUNDS INSURANCE SERIES                                      CAPITAL RESEARCH AND

                                                                                                   MANAGEMENT COMPANY

By /s/ Steven I. Koszalka                                                               By /s/ Michael J. Downer

   Steven I. Koszalka                                                                           Michael J. Downer,

   Secretary                                                                                        Senior Vice President and Secretary